                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996

                            CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                            TRUST ACCOUNT #80-4145500
                            REMITTANCE DATE: 1/17/97

                                                   Total $      Per $1,000
                                                   Amount         Original
                                                  --------      -----------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $5,792,155.28

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       5,792,155.28

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.00%)           6.00%
          b. Class A-1 Interest                   213,820.01    3.75122825
          c. Class A-2 Remittance Rate(6.30%)           6.30%
          d. Class A-2 Interest                   168,000.00    5.25000000
          e. Class A-3 Remittance Rate(6.50%)           6.50%
          f. Class A-3 Interest                   270,833.33    5.41666660
          g. Class A-4 Remittance Rate(6.80%)           6.80%
          h. Class A-4 Interest                   442,000.00    5.66666667
          i. Class A-5 Remittance Rate(7.10%)           7.10%
          j. Class A-5 Interest                   100,583.33    5.91666647
          k. Class A-6 Remittance Rate(7.65%)           7.65%
          l. Class A-6 Interest                 1,093,950.00    6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfal           l.00           .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 2

                                 CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                                 TRUST ACCOUNT #80-4145500
                                 REMITTANCE DATE: 1/17/97

                                                  Total $        Per $1,000
                                                  Amount          Original
                                                  --------       ----------

(4)Remaining:
          a. Unpaid Class A Interest
              Shortfall                                .00              .00

B.  Principal
    (5) Formula Principal Distribution
         Amount                               1,912,240.11              N/A
        a. Scheduled Principal                  563,246.97              N/A
        b. Principal Prepayments              1,521,117.73              N/A
        c. Liquidated Contracts                  71,562.33              N/A
        d. Repurchases                                 .00              N/A
        e. Current Month Advanced Principal     539,539.69              N/A
        f. Prior Month Advanced Principal      (783,226.61)             N/A

    (6) Pool Scheduled Principal Balance    464,391,302.43

   (6b) Adjusted Pool Principal Balance     463,851,762.74        966.35783904
   (6c) Pool Factor                             0.96635784

   (7)  Unpaid Class A Principal Shortfall
     (if any)following prior Remittance date           .00

    (8) Class A Percentage for such Remittance
         Date                                        92.27%

   (9) Class A Percentage for the following
       Remittance Date                               92.24%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 3

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 1/17/97

                                                Total $       Per $1,000
                                                Amount         Original
                                               ---------     ------------

(10)  Class A Principal Distribution:
      a. Class A-1                          1,912,240.11      33.54807211
      b. Class A-2                                   .00              .00
      c. Class A-3                                   .00              .00
      d. Class A-4                                   .00              .00
      e. Class A-5                                   .00              .00
      f. Class A-6                                   .00              .00


(11)  Class A-1 Principal Balance       40,851,762.74        716.69759193
(11a)       Class A-1 Pool Factor           .71669759

(12)  Class A-2 Principal Balance       32,000,000.00        1000.0000000
(12a)       Class A-2 Pool Factor          1.00000000

(13)  Class A-3 Principal Balance       50,000,000.00        1000.0000000
(13a)       Class A-3 Pool Factor          1.00000000

(14)  Class A-4 Principal Balance       78,000,000.00        1000.0000000
(14a)       Class A-4 Pool Factor          1.00000000

(15)  Class A-5 Principal Balance       17,000,000.00        1000.0000000
(15a)       Class A-5 Pool Factor          1.00000000

(16)  Class A-6 Principal Balance      171,600,000.00        1000.0000000
(16a)       Class A-6 Pool Factor          1.00000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 4

                                              CUSIP#'S 393505-
                                              PG1,PH9,PJ5PK2,PL0,PM8
                                              TRUST ACCOUNT #80-4145500
                                              REMITTANCE DATE: 1/17/97


(17)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                              .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18) 31-59 days                          4,099,375.68          120

     (19) 60 days or more                     2,014,939.51           51

     (20) Current Month Repossessions           446,246.52           13

     (21) Repossession Inventory                519,506.13           16

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date    .43%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                               .24%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date   .88%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 5

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 1/17/97

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         a verage of ratios for this month and two preceding
         months; may not exceed 5.5%)                                   .66%

(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                          .004%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date      13,415.05

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                          .02%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                             15.97%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                     .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 6

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 1/17/97

(b)       Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                        7.73%

CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                           1,590,728.50

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                        7.70%
     b.  Class M-1 Interest                     246,400.00   6.41666667

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                .00            0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                .00            0

(32) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall           .00            0

(33) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall           .00            0

B.   Principal
(34) Formula Principal Distribution Amount             .00          N/A
     a.  Scheduled Principal                           .00          N/A
     b.  Principal Prepayments                         .00          N/A
     c.  Liquidated Contracts                          .00          N/A
     d.  Repurchases                                   .00          N/A

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.00%, 6.30%, 6.50%, 6.80%, 7.10%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 7

                                               CUSIP#'S 393505-
                                               PG1,PH9, PJ5PK2, PL0, PM8
                                               TRUST ACCOUNT #80-4145500
                                               REMITTANCE DATE: 1/17/97

(35)  Class M-1 Principal Balance            38,400,000.00         1000.00000000
(35a) Class M-1 Pool Factor                     1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                             .00%

                                                  Total  $          Per $1,000
                                                   Amount            Original
                                                  --------          -----------
(37)  Class M-1 Principal Distribution:
        a.  Class M-1 (current)                        .00           0.00000000
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance
            Date                                       .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date       .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                  .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                           1,344,328.50

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is below 7.70%)   7.70%

(3)  Aggregate Class B1 Interest                123,200.00           6.41666667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                             .00                  .00

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 8

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 1/17/97

(5)   Remaining unpaid Class B1
      Interest Shortfall                                 .00      .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                  .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                  .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date           .00

(8a)  Class B Percentage for such Remittance Date        .00


                                                    Total $      Per $1,000
                                                     Amount        Original
                                                   ----------   ------------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

(11)  Class B Principal Balance                36,000,000.00

(12)  Class B1 Principal Balance               19,200,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                1,221,128.50

(14)  Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                          8.10%

                      GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 9

                                             CUSIP#'S 393505-
                                             PG1,PH9,PJ5PK2,PL0,PM8
                                             TRUST ACCOUNT #80-4145500
                                             REMITTANCE DATE: 1/17/97


(15)  Aggregate Class B2 Interest                     113,400.00   6.75000000

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00          .00

(17) (Remaining Unpaid Class B2 Interest Shortfall           .00          .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                .00

(19) Class B2 Principal Liquidation Loss Amount              .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                    .00

(21) Guarantee Payment                                       .00

(22) Class B2 Principal Balance                    16,800,000.00


                                                        Total $      Per $1,000
                                                         Amount        Original
                                                       ----------   ------------

(23) Monthly Servicing Fee (Deducted from Certificate
     Account balance to arrive at Amount Available
     if the Company or Green Tree Financial Corporation
     is not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount, Class B-1 Distribution Amount and
     Class B-2 Distribution Amount;
     if the Company or Green Tree
     Financial Corporation is the Servicer)           194,394.68

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                    Page 10

                                               CUSIP#'S 393505-
                                               PG1,PH9,PJ5PK2,PL0,PM8
                                               TRUST ACCOUNT #80-4145500
                                               REMITTANCE DATE: 1/17/97


(24) 3% Guarantee Fee                            913,333.82

(25) Class C Residual Payment                           .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                    .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                    .00

(28) Repossessed Contracts                       446,246.52

(29) Repossessed Contracts Remaining
     in Inventory                                519,506.13

(30) Weighted Average Contract Rate                10.42927